Roma Bank
                          (Roma Financial Corporation)
                                     4/18/06
                  PROPOSED MAILING AND INFORMATIONAL MATERIALS
                                      INDEX

1.   Dear Depositor Letter*

2.   Dear Friend Letter - Eligible Account Holders who are no longer Depositors*

3.   Dear Potential Investor Letter*

4. Dear Customer Letter - Used as a Cover Letter for States Requiring "Agent" Mailing*

5.   Stock Q&A (page 1 of 4)*

6.   Stock Q&A (page 2 of 4)*

7.   Stock Q&A (page 3 of 4)*

8.   Stock Q&A (page 4 of 4)*

9.   Stock Order Form (page 1 of 2)*

10.  Stock Order Form Certification (page 2 of 2)*

11.  Stock Order Form Guidelines*

12.  OTS Guidance Letter*

13.  Invitation Letter - Informational Meetings

14. Dear Subscriber/Acknowledgment Letter - Initial Response to Stock Order Received

15.  Dear Shareholder - Confirmation Letter

16.  Dear Interested Investor - No Shares Available Letter

17.  Welcome Shareholder Letter - For Initial Certificate Mailing

18.  Dear Interested Subscriber Letter - Subscription Rejection

19.  Letter for Sandler O'Neill Mailing to Clients*



         -----------------------------------------------------------
         *Accompanied by a Prospectus
         -----------------------------------------------------------
         1 through 12:     Produced by the Financial Printer
         13 through 19:    Produced by the Conversion Center
         -----------------------------------------------------------

                          [Roma Financial Corporation]

Dear Depositor:

Roma Financial Corporation, the holding company for Roma Bank, is offering shares of its common stock for sale in a minority stock offering. We are raising capital to support Roma Bank's future growth.

As part of the offering and in furtherance of the Bank's long-standing commitment to its local community, the Bank intends to establish and fund, through a contribution of cash and shares of our common stock, a charitable foundation to be known as Roma Bank Community Foundation. The foundation will be dedicated to the promotion of charitable causes within the communities in which the Bank operates.

As a qualifying account holder, you may take advantage of your nontransferable rights to subscribe for shares of Roma Financial Corporation common stock on a priority basis, before any potential offering to the general public. The enclosed prospectus describes the stock offering and the operations of Roma Bank, Roma Financial Corporation and Roma Financial Corporation, MHC. If you wish to subscribe for common stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Roma
Bank) to Roma Financial Corporation in the enclosed postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service branch office of Roma Bank. Your order must be physically received (not postmarked) by Roma Bank no later than _:__ _.m., Eastern time, on ______, June, __, 2006. Please read the prospectus carefully before making an investment decision.

If you wish to use funds in your IRA at Roma Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than Roma Bank. However, if you intend to use other funds to subscribe for common stock due to your eligibility as an IRA account holder, you need not close and transfer the IRA account. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our stock offering center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time. The stock offering center will be closed on bank holidays. Please note that the stock offering center will be closed from 12:00 noon Friday, May 26 through 12:00 noon Tuesday, May 30, in observance of the Memorial Day holiday.

                                           Sincerely,


                                           Peter A. Inverso
                                           President and Chief Executive Officer

The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                          [Roma Financial Corporation]

Dear Friend of Roma Bank:

Roma Financial Corporation, the holding company for Roma Bank, is offering shares of its common stock for sale in a minority stock offering. We are raising capital to support Roma Bank's future growth.

As part of the offering and in furtherance of the Bank's long-standing commitment to its local community, the Bank intends to establish and fund, through a contribution of cash and shares of our common stock, a charitable foundation to be known as Roma Bank Community Foundation. The foundation will be dedicated to the promotion of charitable causes within the communities in which the Bank operates.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Roma Financial Corporation common stock on a priority basis, before any potential offering to the general public. The enclosed prospectus describes the stock offering and the operations of Roma Bank, Roma Financial Corporation and Roma Financial Corporation, MHC. If you wish to subscribe for common stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Roma
Bank) to Roma Financial Corporation in the enclosed postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service branch office of Roma Bank. Your order must be physically received (not postmarked) by Roma Bank no later than _:__ _.m., Eastern time, on ______, June, __, 2006. Please read the prospectus carefully before making an investment decision.

If you have any questions after reading the enclosed material, please call our stock offering center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time. The stock offering center will be closed on bank holidays. Please note that the stock offering center will be closed from 12:00 noon Friday, May 26 through 12:00 noon Tuesday, May 30, in observance of the Memorial Day holiday.


                                           Sincerely,


                                           Peter A. Inverso
                                           President and Chief Executive Officer





The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                          [Roma Financial Corporation]


Dear Potential Investor:

We are pleased to provide you with the enclosed material in connection with the stock offering by Roma Financial Corporation. We are raising capital to support Roma Bank's future growth.

This information packet includes the following:

        PROSPECTUS: This document provides detailed information about the operations of Roma Bank, Roma Financial Corporation and Roma Financial Corporation, MHC and the proposed stock offering by Roma Financial Corporation. Please read it carefully before making an investment decision.

        STOCK ORDER & CERTIFICATION FORM: Use this form to subscribe for common stock and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Roma Bank), to Roma Financial Corporation in the enclosed postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service branch office of Roma Bank. Your order must be physically received (not postmarked) by Roma Bank no later than _:__ _.m., Eastern time, on ______, June, __, 2006.

We are pleased to offer you this opportunity to become one of our shareholders. If you have any questions regarding the stock offering or the prospectus, please call our stock offering center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time. The stock offering center will be closed on bank holidays.

                                           Sincerely,


                                           Peter A. Inverso
                                           President and Chief Executive Officer





The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

                       [Sandler O'Neill & Partners, L.P.]




Dear Customer of Roma Bank:

At the request of Roma Bank and its holding company, Roma Financial Corporation, we have enclosed material regarding the offering of common stock by Roma Financial Corporation. These materials include a prospectus and a stock order form, which offer you the opportunity to subscribe for shares of common stock of Roma Financial Corporation

Please read the prospectus carefully before making an investment decision. If you decide to subscribe for shares, you must return the properly completed and signed stock order form and signed certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Roma Bank) to Roma Financial Corporation in the accompanying postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service branch office of Roma Bank. Your order must be physically received (not postmarked) by Roma Bank no later than _:__ _.m., Eastern time, on ______, June, __, 2006. If you have any questions after reading the enclosed material, please call the stock offering center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time and ask for a Sandler O'Neill representative. The stock offering center will be closed on bank holidays.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

                                        Sandler O'Neill & Partners, L.P.






The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosures

[cover page]
 ----------
Questions & Answers About the Stock Issuance
Roma Financial Corporation

Questions & Answers
About the Stock Issuance

Roma Financial Corporation, the holding company for Roma Bank, is offering shares of its common stock for sale in a minority stock offering. We are raising capital to support Roma Bank's future growth. In addition, as part of the offering and in furtherance of the Bank's long-standing commitment to its local community, the Bank intends to establish and fund, through a contribution of cash and shares of our common stock, a charitable foundation to be known as Roma Bank Community Foundation. The foundation will be dedicated to the promotion of charitable causes within the communities in which the Bank operates.

Effect on Deposits and Loans

Q.   Will the offering affect any of my deposit accounts or loans?

A. No. The offering will have no effect on the balance or terms of any deposit account. Your deposits will continue to be federally insured to the fullest extent permissible by law. The terms, including interest rate, of your loans with us will also be unaffected by the offering.

About The Common Stock

Investment in common stock  involves  certain  risks.  For a discussion of these
risks  and  other  factors,   investors  are  urged  to  read  the  accompanying
prospectus, particularly the section entitled "Risk Factors".

Q.   Who can purchase stock?

A. The common stock of Roma Financial Corporation will be offered in the Subscription Offering in the following order of priority:

          1. Eligible Account Holders - depositors of Roma Bank with accounts totaling $50 or more on the close of business December 31, 2004;

          2.   Employee stock ownership plan of Roma Bank;

          3. Supplemental Eligible Account Holders - depositors of Roma Bank with accounts totaling $50 or more on the close of business March 31, 2006.

     Upon completion of the subscription offering, common stock that is not sold in the subscription offering, if any, will be offered first to certain members of the general public in a community offering and then, to the extent any shares remain, to the general public in a syndicated community offering and/or an underwritten public offering.

Q.   Am I  guaranteed  to  receive  shares by  placing  an  order?
A. No. It is possible that orders received during the offering period will exceed the number of shares being sold. Such an oversubscription would result in shares being allocated among subscribers starting with subscribers who are Eligible Account Holders followed by the employee stock ownership plan of Roma Bank and the subscribers who are Supplemental Eligible Account Holders. If the offering is oversubscribed in the subscription offering, no orders received in the community offering will be filled.

Q.   Will any account I hold with the Bank be converted  into stock?
A.   No. All accounts remain as they were prior to the offering.

Q.   How many shares of stock are being offered, and at what price?
A. Roma Financial Corporation is offering for sale up to 7,762,500 shares of common stock at a subscription price of $10 per share. Under certain circumstances, Roma Financial Corporation, may increase the maximum and sell up to 8,926,875 shares.

Q.   How much stock can I purchase?
A. The minimum purchase is $250 (25 shares). As more fully discussed in the stock issuance plan described in the prospectus, the maximum purchase by any person in the subscription or community offering is $300,000 (30,000 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $300,000 (30,000 shares) of common stock in the offering.

Q.   How do I order stock?
A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either in person to any full service branch office of Roma Bank or by mail in the postage-paid envelope marked "STOCK ORDER RETURN." Stock order forms may not be delivered to a drive-through window located at any of the Bank's branch offices.

Q.   How can I pay for my shares of stock?
A. You can pay for the common stock by check, cash, money order, or withdrawal from your deposit account or certificate of deposit at Roma Bank. Withdrawals from a deposit account or a certificate of deposit at the Bank to buy common stock may be made without penalty. If you choose to pay by cash, you must deliver the stock order and certification form and payment in person to any full service branch office of Roma Bank and it will be exchanged for a bank check or money order. Please do not send cash in the mail.

Q.   When is the deadline to subscribe for stock?
A. An executed stock order form with the required full payment must be physically received (not postmarked) by Roma Bank no later than _:__ _.m., Eastern time on ______, June, __, 2006.

Q.       Can I subscribe for shares using funds in my IRA at Roma Bank?

A. Federal regulations do not permit the purchase of common stock with your existing IRA account at Roma Bank. To use such funds to subscribe for common stock, you need to establish a "self directed" trust account with an unaffiliated trustee. However, if you intend to use other funds to subscribe for common stock due to your eligibility as an IRA account holder, you need not close and transfer the IRA account. Please call our stock offering center if you require additional information. The transfer of such funds takes time, so please make arrangements as soon as possible.

Q. Can I subscribe for shares and add someone else who is not on my account to my stock registration?
A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights and could result in legal action against you.

Q.   Can I subscribe for shares in my name alone if I have a joint account?
A. No. A name can be deleted only in the event of the death of a named eligible depositor

Q.   Will payments for common stock earn interest until the offering closes?
A. Yes. Any payment made in cash or by check or money order will earn interest at Roma Bank's passbook savings rate from the date of receipt to the completion or termination of the offering. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the offering.

Q.   Will dividends be paid on the stock?
A. Roma Financial Corporation has not yet established a definitive cash dividend policy or determined the amount that may be paid or when payments may begin. . Q. Will my stock be covered by deposit insurance? A. No.

Q.   Where will the stock be traded?
A. Following the completion of the offering, our shares of common stock are expected to trade on the Nasdaq National Market under the symbol "ROMA."

Q.   Can I change my mind after I place an order to subscribe for stock?
A.   No. After receipt, your order may not be modified or withdrawn.


About The Foundation


Q.   What is the Roma Bank Community Foundation and why is it being established?

A. In keeping with the Bank's long standing commitment to its community, Roma Bank's plan of stock issuance provides for the establishment and funding of a charitable foundation to be known as Roma Bank Community Foundation. The foundation will be dedicated to charitable causes within the communities in which Roma Bank operates.


Additional Information

Q.   What if I have additional questions or require more information?
A. Roma Financial Corporation's prospectus that accompanies this brochure describes the offering in detail. Please read the prospectus carefully before subscribing for stock. If you have any questions after reading the enclosed material, you may call our stock offering center at xxx-xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time. The stock offering center will be closed on bank holidays. Please note that the stock offering center will be closed from 12:00 noon Friday, May 26 through 12:00 noon Tuesday, May 30, in observance of the Memorial Day holiday. Additional material may only be obtained from the stock offering center.

To ensure that each purchaser in the subscription and community offering receives a prospectus at least 48 hours before the applicable expiration date, in accordance with Rule 15c2-8 of the Securities Exchange Act of 1934, as amended, no prospectus will be mailed any later than five days prior to such date or hand delivered any later than two days prior to such date.

The shares of common stock offered in the offering are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

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                                                            Roma Financial Corporation [logo]  |
                                                            Subscription & Community Offering  |
                                                            Stock Order Form                   |
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                                                                              Roma Bank                     Expiration Date
                                                                        Stock Offering Center           for Stock Order Forms:
                                                                              xxxx xxxx                 ______, June, __, 2006
                                                                          xxxxxxx, NJ xxxxx             _:__ _.m., Eastern time
                                                                             xxx-xxx-xxxx               (received not postmarked)
                                                            ------------------------------------------------------------------------

                                                            IMPORTANT: A properly completed original stock order form must be used to subscribe for common stock. Copies of this form are not required to be  accepted.  Please read the Stock  Ownership  Guide and Stock Order
                                                            Form Instructions as you complete this form.
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(1) Number of Shares   Subscription  (2) Total Payment Due       Minimum number of shares: 25 shares ($250.)
    ----------------      Price     ------------------------     Maximum number of shares: 30,000 shares ($300,000)
                        x 10.00 =   $                            Maximum number of shares for associates or group: 30,000 shares
    ----------------                ------------------------     $300,000)
                                                                 See Instructions.
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(3) Employee/Officer/Director Information
    Check here if you are an employee, officer or director of Roma Bank or member of such person's immediate family living in the same household.
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(4) Method of Payment by Check                                                                         | |              |
    Enclosed is a check, bank draft or money order payable to Roma Financial Corporation   Total Check |$|              |.
    in the amount indicated in this box.           -------------------------------------               | |              |
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(5) Method of Payment by Withdrawal - The undersigned authorizes withdrawal from the following account(s) at Roma Bank.  There is no early withdrawal penalty for this form of payment.  Funds in an Individual Retirement Accounts maintained at Roma Bank cannot be used unless special transfer arrangements are made.
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            Bank Use                  |           Account Number(s) To Withdraw                              $ Withdrawal Amount
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                                      |                                                                |$|              |.
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                                      |                                                                |$|              |.
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(6) Purchaser Information
    Subscription Offering - Check here and list account(s) below if you are:
    ---------------------
|_|  a. An Eligible Account Holder with a deposit account(s)  totaling $50 or more on the close of  business  December  31,  2004.
|_|  b. A  Supplemental Eligible Account Holder with a deposit account(s) totaling $50 or more on the close of business March 31,
        2006 but are not an Eligible Account Holder.
    Community Offering  - Check here if you are:
    ------------------
|_|  c. A community member (Indicate county of residence in #9 below).
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     PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
                                          SEE REVERSE SIDE FOR ADDITIONAL SPACE.
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       Bank Use        |           Account Number(s)                           |        Account Title (Name(s) on Account)
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                       |                                                       |
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                       |                                                       |
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                       |                                                       |
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(7) Form of Stock Ownership &  SS# or Tax ID#:                                                    ----------------------------------
                                                                                                  |   SS#/Tax ID#  |
|_| Individual  |_| Joint Tenants   |_| Tenants in Common     |_| Fiduciary (i.e., trust, estate) ----------------------------------
|_| Uniform Transfers to Minors Act |_| Company/Corporation/  |_| IRA or other qualified          |   SS#/Tax ID#  |
    (Indicate SS# of Minor only)        Partnership               (Both Tax ID# & SS# for IRSs)   ----------------------------------
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(8) Stock Registration & Address:
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                                        Name and address to appear on stock certificate.
                                        ------------------------------------------------
                               Shares must be registered as reflected on your qualifying account.
Adding or deleting a name or otherwise altering the form of beneficial ownership of a qualifying  account will result in a loss of your subscription rights (with certain exceptions for IRA and Keogh purchases).
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  Name:              |
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  Name               |
  Continued:         |
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  Mail to-           |
  Street:            |
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  City:              |                                                | State:|                |Zip Code:|
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(9) Telephone        | (         )           --             (         )              --                  |  County of |
    Daytime/Evening                                                                                      |  Residence |
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(10) |_| NASD Affiliation - Check here if you are a member of the  | (11) |_| Associates/Acting in Concert - Check here and complete
National Association of Securities Dealers, Inc. ("NASD"), a       |          the reverse side of this form if you or any associates
person affiliated, or associated, with a NASD member,              |          or persons  acting  reverse side) in concert with you
(continued on reverse side)                                        |          have submitted other orders for shares.
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(12) Acknowledgement - To be effective, this stock order form must be properly completed and physically  received (not postmarked)
by Roma Bank no later than _:__ _.m., Eastern time, on ______, June, __, 2006, unless extended; otherwise this stock order form and all subscription rights will be void.  The undersigned  agrees that after receipt by Roma Bank, this stock order form may not be modified, withdrawn or canceled without Roma Bank's consent and if authorization to withdraw from deposit accounts at Roma Bank has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned.  Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form are true, correct and complete and that I am not subject to back-up  withholding.  It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the stock issuance plan of Roma
Financial Corporation described in the accompanying prospectus. The undersigned hereby acknowledges receipt of the prospectus at least 48 hours prior to execution and delivery of this stock order form to Roma Financial Corporation.

Federal regulations prohibit any person from transferring, or entering into any agreement, directly or indirectly, to transfer the legal or beneficial ownership of subscription rights or the underlying  securities to the account
of another.  Roma Bank, Roma Financial Corporation and Roma Financial Corporation, MHC will pursue any and all      ----------------
legal and equitable remedies in the event they become aware of the transfer of subscription rights and will not     |   Bank Use
honor orders known by them to involve such transfer. Under penalty of perjury, I certify that I am purchasing       ----------------
shares solely for my account and that there is no agreement or understanding  regarding the sale or transfer of     |       |
such shares, or my right to subscribe for shares.                                                                   |       |
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  Signature                                           Date     |   Signature                                 Date   |
                                                               |                                                    |
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                                         SIGNATURE REQUIRED ON REVERSE SIDE ALSO

9
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Item (6) Purchaser Account Information continued:
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      Bank Use     |              Account Number(s)                    |               Account Title (Name(s) on Account)
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                   |                                                   |
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                   |                                                   |
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                   |                                                   |
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Item (10) NASD continued:
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a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which a NASD member or person associated with a NASD member has a beneficial interest.  You agree, if you have checked the NASD  Affiliation box, to report this subscription in writing to the applicable NASD member within one day of payment therefor.
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Item (11) Associates/Acting In Concert continued:
If you checked the box in item #11 on the reverse side of this form, list below all other orders submitted by you or associates
(as defined below) or by persons acting in concert with you (also defined below).
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               Name(s)  listed on other  stock  order  forms                            |       Number of shares ordered
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                                                                                        |
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                                                                                        |
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                                                                                        |
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Associate - The term "associate" of a particular person means:
---------
      (1) any corporation or organization, other than Roma Financial Corporation, MHC, Roma Financial Corporation or Roma Bank or
      any of their majority-owned subsidiaries, of which a person is a senior officer or partner, or beneficially owns, directly or indirectly, 10% or more of any class of equity securities of the corporation or organization;

      (2) any trust or other estate in which the person has a substantial beneficial interest in the trust or estate or is a trustee or fiduciary of the  estate.  For purposes of OTS regulations, a person who has a substantial beneficial interest in a qualified or non-qualified employee benefit plan, or who is a trustee or fiduciary of the plan is not an associate of the plan, and a qualified employee benefit plan is not an associate of a person;

      (3) any relative or spouse of a person or any relative of a spouse who (1) lives in the same  house as the  person;  or (2) is a director or senior officer of Roma Financial Corporation, MHC, Roma Financial Corporation or Roma Bank or any of their subsidiaries; and

      (4) any person acting in concert with the persons or entities specified above.

Acting in concert - The term "acting in concert" means:
-----------------
      (1) knowing participation in a joint activity or interdependent action towards a common goal whether or not pursuant to an express agreement; or

      (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

      In general, a person who acts in concert with another party will also be deemed to be acting in concert with any person who is also acting in concert with that other party.

      We may presume that certain persons are acting in concert based upon various facts, among other things, joint account relationships and the fact that persons may have filed joint Schedules 13D or 13G with the Securities and Exchange Commission with respect to other companies.
------------------------------------------------------------------------------------------------------------------------------------
                         YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK
------------------------------------------------------------------------------------------------------------------------------------
                                               CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY ROMA FINANCIAL CORPORATION, MHC, ROMA FINANCIAL CORPORATION, ROMA BANK,
THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY.  THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.

If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call
Robert Albanese, Regional Director of the Northeast  Regional Office of the Office of Thrift Supervision at (201) 413-1000.

I further certify that, before purchasing the common stock, par value $0.01 per share, of Roma Financial Corporation (the
"Company"), the holding company for Roma Bank, I received a prospectus of the Company dated May _, 2006  relating to such offer of common stock.

The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the "Risk  Factors" section  beginning  on page __, the risks involved in the investment in this common stock, including but not limited to the following:

        1.
        2.
        3.
        4.
        5.
        6.
        7.
        8.
        9.
        10.
        11.
        12.
        13.
        14.

           (By Executing this Certification Form the Investor is Not Waiving Any Rights Under the Federal Securities Laws,
                            Including the Securities Act of 1933 and the Securities Exchange Act of 1934)
------------------------------------------------------------------------------------------------------------------------------------
  Signature                                           Date     |   Signature                                 Date   |
                                                               |                                                    |
------------------------------------------------------------------------------------------------------------------------------------
 Print Name                                                    |   Print Name
------------------------------------------------------------------------------------------------------------------------------------
                           THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK


Roma Financial Corporation [LOGO]
------------------------------------------------------------------------------------------------------------------------------------
                                                       Stock Ownership Guide
------------------------------------------------------------------------------------------------------------------------------------
Individual
Include the first name, middle initial and last name of the shareholder.  Avoid the use of two initials.  Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.
------------------------------------------------------------------------------------------------------------------------------------
Joint Tenants
Joint tenants with right of survivorship may be specified to identify two or more owners.  When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant.  All parties must agree to the transfer or sale of shares held by joint tenants.
------------------------------------------------------------------------------------------------------------------------------------
Tenants in Common
Tenants in common may also be specified to identify two or more owners.  When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased  co-tenant.
All parties must agree to the transfer or sale of shares held by tenants in common.
------------------------------------------------------------------------------------------------------------------------------------
Uniform Transfers to Minors Act ("UTMA")
Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state.  There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST",  while the Uniform
Transfers to Minors Act is "UTMA".  Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New Jersey Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NJ (use minor's social security number).
------------------------------------------------------------------------------------------------------------------------------------
Fiduciaries
Information  provided  with respect to stock to be held in a fiduciary  capacity must contain the following:
   o    The name(s) of the fiduciary.  If an individual, list the first name, middle initial and last name.  If a corporation,  list the full corporate title (name).  If an individual and a corporation, list the corporation's title before the individual.
   o    The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.
   o    A description of the document governing the fiduciary relationship, such as a trust agreement or court order.  Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.
   o    The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.
   o    The name of the maker, donor or testator and the name of the beneficiary.  An example of fiduciary  ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-93 for Susan Doe.
------------------------------------------------------------------------------------------------------------------------------------
                                                     Stock Order Form Instructions
------------------------------------------------------------------------------------------------------------------------------------
Items 1 and 2 - Number of Shares and Total Payment Due
Fill in the number of shares that you wish to  purchase and the total payment due. The amount due is determined  by  multiplying the number of shares by the subscription  price of $10 per share.  The minimum purchase in the subscription offering is $250 (25 shares)
of common stock.  As more fully described in the stock issuance plan  outlined in the prospectus, the maximum purchase in any category of the subscription offering is $300,000 (30,000 shares) of common stock,  and the maximum  purchase  in the community offering (if held) by any person, is $300,000 (30,000  shares) of common stock.  However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than $300,000 (30,000 shares) of common stock.
------------------------------------------------------------------------------------------------------------------------------------
Item 3 - Employee/Officer/Director Information
Check this box to indicate  whether you are an employee, officer or director of Roma Bank or a member of such person's immediate family living in the same household.
------------------------------------------------------------------------------------------------------------------------------------
Item 4 - Method of Payment by Check
If you pay for your stock by check, bank draft or money order, indicate the total amount in this box.  Payment for shares may be made by check, bank draft or money order payable to Roma Financial  Corporation.  Payment in cash may be made only if delivered in person.  Your funds will earn interest at Roma Bank's passbook savings rate of interest until the stock offering is completed.
------------------------------------------------------------------------------------------------------------------------------------
Item 5 - Method of Payment by Withdrawal
If you pay for your stock by a withdrawal  from a deposit  account at Roma Bank, indicate the account number(s) and the amount of your withdrawal authorization for each account.  The total amount withdrawn should equal the amount of your stock purchase.  There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases.  This form of payment may not be used if your account is an Individual Retirement Account.
------------------------------------------------------------------------------------------------------------------------------------
Item 6 - Purchaser Information
Subscription Offering
---------------------
    a. Check this box if you had a deposit account(s) totaling $50.00 or more on the close of business December 31, 2004
       ("Eligible Account Holder").
    b. Check this box if you had a deposit account(s) totaling $50.00 or more on the close of business March 31, 2006 but are not an Eligible Account Holder ("Supplemental Eligible Account Holder").
Please list all account numbers and all names on accounts you had on these dates in order to insure proper identification of your purchase
rights.
Note: Failure to list all your accounts may result in the loss of part or all of your subscription rights.
Community Offering
------------------
    c. Check this box if you are a community member (Indicate county of residence in item 9).
------------------------------------------------------------------------------------------------------------------------------------
Items 7 and 8 - Form of Stock Ownership, SS# or Tax ID#, Stock Registration and Mailing Address
Check the box that applies to your requested form of stock ownership and indicate your social security or tax ID number(s)
in item 7.  Complete the requested stock certificate registration, mailing address in item 8. The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock.  If you have any questions regarding the registration of your stock, please consult your legal advisor.  Stock ownership must be registered in one of the ways described above under "Stock  Ownership  Guide."  Shares must be registered as reflected on your qualifying account.
Adding or deleting a name or otherwise altering the form of beneficial ownership of a qualifying account will result in a loss of your subscription rights. (With certain exceptions for IRA and Keogh purchases).
------------------------------------------------------------------------------------------------------------------------------------
Item 9 - Telephone Number(s) and County
Indicate your daytime and evening telephone number(s) and county.  We may need to call you if we have any questions regarding your order or we cannot execute your order as given.
------------------------------------------------------------------------------------------------------------------------------------
Item 10 - NASD Affiliation
Check this box if you are a member of the NASD or if this item otherwise applies to you.
------------------------------------------------------------------------------------------------------------------------------------
Item 11 - Associates/Acting in Concert
Check this box if you or any  associate or person acting in concert with you (as defined on the reverse side of the stock order form) has submitted another order for shares and complete the reverse side of the stock form.
------------------------------------------------------------------------------------------------------------------------------------
Item 12 - Acknowledgement
Sign and date the stock  order  form and  certification  form  where  indicated.  Before you sign,  review the stock order and certification  form,  including the acknowledgement. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal  from a deposit  account that requires multiple signatures to withdraw funds.
------------------------------------------------------------------------------------------------------------------------------------
Your stock order form, properly completed, signed certification form and payment in  full (or withdrawal authorization) at the subscription price must be physically received (not postmarked) by Roma Financial Corporation no later than _:__ _.m., Eastern time, on ______, June, __, 2006 or it will become void.
DELIVERY INSTRUCTIONS:  You may deliver your stock order form my mail using the enclosed STOCK ORDER RETURN ENVELOPE, or by
OVERNIGHT DELIVERY to the stock offering center address indicated on the front of the stock order form, or HAND DELIVERY to any full service branch office of the Bank.
If you have any remaining questions, or if you would like assistance in completing your stock order from, you may call our stock information center at (xxx) xxx-xxxx,  Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time.  The stock offering  center will be closed on bank holidays. Please  note that the stock  offering center will be closed from 12:00 noon
Friday, May 26 through 12:00 noon Tuesday, May 30, in observance of the Memorial Day holiday.
                                  Roma Bank Stock Offering Center xxxx xxxxxx , xxxxxxx, NJ xxxxx
------------------------------------------------------------------------------------------------------------------------------------

Read This First
Office of Thrift Supervision Guidance for Accountholders

Your financial institution is in the process of selling stock to the public, in either a mutual-to-stock conversion or a stock issuance by a subsidiary of a mutual holding company. As an accountholder at this institution, you have certain priority subscription rights to purchase stock in the offering. These priority subscription rights are non-transferable. If you subscribe for stock, you will be asked to sign a statement that the purchase is for your own account, and that you have no agreement or understanding regarding the subsequent sale or transfer of any shares you receive.

On occasion, unscrupulous people attempt to persuade accountholders to transfer subscription rights, or to purchase shares in the offering based on the understanding that the shares will subsequently be transferred to others. Such arrangements violate federal regulations. If you participate in these schemes, you are breaking the law and may be subject to prosecution. If someone attempts to persuade you to participate in such a scheme, please contact the Office of Thrift Supervision (OTS) at (202) 906-6202. The OTS is very interested in ensuring that the prohibitions on transfer of subscription rights are not violated.

How will you know if you are being approached illegally? Typically, a fraudulent opportunist will approach you and offer to "loan" you money to purchase a significant amount of stock in the offering. In exchange for that "loan" you most likely will be asked either to transfer control of any stock purchased with that money to an account the other person controls, or sell the stock and give the majority of the profits to the other person. You may be told, untruthfully, that there is no risk to you, that the practice is common, and even if you are caught, that your legal expenses will be covered.

Below is a list of some key concepts that you should keep in mind when considering whether to participate in a mutual-to-stock conversion or stock issuance by a mutual holding company subsidiary. If you have questions, please contact the stock offering center listed elsewhere in the literature you are receiving. Alternatively, you can contact us at: ombudsman@ots.treas.gov.

What Investors Need to Know

Key concepts for investors to bear in mind when considering whether to participate in a conversion offering, or a stock offering by a subsidiary of a mutual holding company, include the following:

     o Know the Rules -- By law, accountholders cannot sell or transfer their priority subscription rights, or the stock itself, prior to the completion of a financial institution's conversion. Moreover, accountholders cannot enter into agreements or arrangements to sell or transfer either their subscription rights or the underlying conversion stock.

     o "Neither a Borrower nor a Lender Be" -- If someone offers to lend you money so that you can participate -- or participate more fully -- in a conversion, be extremely wary. Be even more wary if the source of the money is someone you do not know. The loan agreement may make you unable to certify truthfully that you are the true holder of the subscription rights and the true purchaser of the stock and that you have no agreements regarding the sale or transfer of the stock.

     o Watch Out for Opportunists -- The opportunist may tell you that he or she is a lawyer -- or a consultant or a professional investor or some similarly impressive tale -- who has experience with similar mutual conversion transactions. The opportunist may go to extreme lengths to assure you that the arrangement you are entering into is legitimate. They might tell you that they have done scores of these transactions and that this is simply how they work. Or they might downplay the warnings or restrictions in the prospectus or order form, telling you that "everyone" enters into such agreements or that the deal they are offering is legitimate. They may also tell you that you have no risk in the transaction. The cold, hard truth is that these are lies, and if you participate, you are breaking the law.

     o Get the Facts from the Source -- If you have any questions about the securities offering, ask the savings bank or savings association for more information. If you have any doubts about a transaction proposed to you by someone else, ask the financial institution whether the proposed arrangement is proper. You may be able to find helpful resources on the institution's website or by visiting a branch office.

          The bottom line for investors is always to remember that if an opportunity sounds too good to be true, it probably is too good to be true.

                          [Roma Financial Corporation]




_______________, 2006


Dear __________:

Roma Financial Corporation, the holding company for Roma Bank, is offering common stock in a minority stock offering. We are raising capital to support Roma Bank's future growth.

To learn more about the stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at ___:00
_._.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our stock offering, please call our stock offering center at (___) ___-____, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Eastern time. The stock offering center will be closed on bank holidays.

Sincerely,


Peter A. Inverso
President and Chief Executive Officer





The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This correspondence is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Stock offering center)

                          [Roma Financial Corporation]




_______________, 2006


Dear Subscriber:

We hereby acknowledge receipt of your order for shares of Roma Financial Corporation common stock.

At this time, we cannot confirm the number of shares of Roma Financial Corporation common stock that will be issued to you. Following completion of the stock offering, shares will be allocated in accordance with the stock issuance plan.

If you have any questions, please call our stock offering center at (__) __-___.


Roma Financial Corporation
Stock offering center








The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock offering center)

                          [Roma Financial Corporation]




_______________, 2006


Dear Shareholder:

Our subscription offering has been completed and we are pleased to confirm your subscription for shares at a price of $10.00 per share. If your subscription was paid for by check, interest and any refund due to you will be mailed promptly.

The closing of the transaction occurred on ______ __, 2006; this is your stock purchase date. Trading will commence on the Nasdaq National Market under the symbol "ROMA" on ________ __, 2006.

Thank you for supporting our offering. We appreciate your confidence in Roma Financial Corporation. Your stock certificate will be mailed to you shortly.


Roma Financial Corporation
Stock offering center








The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock offering center)

                          [Roma Financial Corporation]




_______________, 2006


Dear Interested Investor:

We recently completed our subscription offering. Unfortunately, due to the response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, or community friends. If your subscription was paid for by check, a refund of any balance due to you with interest will be mailed promptly.

We appreciate your interest in Roma Financial Corporation and hope you become an owner of our stock in the future. The stock has been approved for trading on the Nasdaq National Market under the symbol "ROMA".


Roma Financial Corporation
Stock offering center







The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock offering center)

                          [Roma Financial Corporation]




_______________, 2006


Welcome Shareholder:

We are pleased to enclose your stock certificate representing your shares of common stock of Roma Financial Corporation. Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:

                                    xxxxxxxxx
                          Investor Relations Department
                                xx xxxxxxxx xxxxx
                         xxxxxxxx, xxx xxxxxx xxxxx-xxxx
                                1 (800) xxx-xxxx
                              email: xxxx@xxxx.com

Please remember that your certificate is a negotiable security that should be stored in a secure place, such as a safe deposit box, or be deposited with your stockbroker.

On behalf of the Board of Directors, officers and employees of Roma Financial Corporation, I thank you for supporting our offering.

Sincerely,


Peter A. Inverso
President and Chief Executive Officer







The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock offering center)

                          [Roma Financial Corporation]




_______________, 2006


Dear Interested Subscriber:

We regret to inform you that Roma Bank, Roma Financial Corporation, MHC and Roma Financial Corporation, the holding company for Roma Bank, did not accept your order for shares of Roma Financial Corporation common stock in its community offering. This action is in accordance with our stock issuance plan, which gives Roma Bank, Roma Financial Corporation and Roma Financial Corporation, MHC the absolute right to reject the order of any person, in whole or in part, in the community offering.

If your subscription was paid for by check, enclosed is your original check.


Roma Financial Corporation
Stock offering center







The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Stock offering center)

                       [Sandler O'Neill & Partners, L. P.]




_______________, 2006


To Our Friends:

We are enclosing material in connection with the stock offering by Roma Financial Corporation, the holding company for Roma Bank. Roma Financial Corporation is raising capital to support Roma Bank's future growth.

Sandler O'Neill & Partners, L.P. is acting as financial and marketing advisor in connection with the subscription offering, which will conclude at _:__ _.m., Eastern time, on ______ __. 2006. In the event that all the stock is not sold in the subscription and community offering, Sandler O'Neill may form and manage a syndicated community offering to sell the remaining stock.

Members of the general public, other than residents of _______, are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.


Sandler O'Neill & Partners, L.P.








The shares of common stock being offered are not savings accounts or deposits and are not insured or guaranteed by Roma Bank, Roma Financial Corporation, Roma Financial Corporation, MHC, the Federal Deposit Insurance Corporation or any other government agency.

This correspondence is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Sandler O'Neill)

19